SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                  CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 17, 1996


                         Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)


                                  Delaware
                 (State or other jurisdiction of incorporation)


     0-19285                                         88-0228636
 (Commission File Number)                (IRS Employer Identification No.)


          7201 East Camelback Road, Suite 375
                Scottsdale, Arizona                        85251
         (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (602) 423-2946


                              Not Applicable
         (Former name or former address, if changed since last report)



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Item 2.  Acquisition of Assets

     On May 17, 1996, Allied Waste Industries, Inc. ("the Company") entered into an Agreement and Plan of Merger (the "Agreement") for Container Corporation of Carolina, a waste collection, transfer and recycling service company ("CCC"). Pursuant to the Agreement, the Company will acquire all of the stock of CCC by means of a merger of CCC with a subsidiary of the Company. The acquisition will be accounted for as a pooling-of-interests. The closing of this acquisition is scheduled for June 30, 1996, subject to regulatory approvals. Consideration for the transaction consists of 6,842,105 shares of the Company's common stock, subject to adjustment as provided in the Agreement. CCC has annual revenues of approximately $40 million and serves 34,000 customers in North Carolina, South Carolina and Georgia.

Item 7.  Financial Statement, Pro Forma Financial Statements and Exhibits

     (a)Financial Statement for Business Acquired

Pursuant to Instruction 4 of Item 7(a) of Form 8-K, financial statements of Container Corporation of Carolina are not provided as provision of such
statements is impractical at this time.   Such required financial statements
will be filed no later than July 31, 1996.

     (b)     Pro Forma Financial Statements

Pursuant to Instruction 2 of Item 7(b) of Form 8-K, pro forma financial statements of the Company relative to Container Corporation of Carolina are not provided as provision of such statements are impractical at this time. Such required financial statements will be filed no later than July 31, 1996.

     (c)     Exhibits and Schedules

     The following exhibits and schedules are filed with this report on Form
8-K:

     10.1 Agreement and Plan of Merger among Allied Waste Industries, Inc., AWI Delaware, Inc., Container Corporation of Carolina and Brian O'Leary dated May 17, 1996. (The Agreement omits certain exhibits and schedules as set forth in this Current Report.The Company will provide a copy of any omitted exhibit or schedule upon request of the Securities and Exchange Commission, subject to the Company's right to request confidential treatment of any requested exhibit or schedule. A brief description of the omitted exhibits and schedules appears following the Exhibit List.)
















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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               ALLIED WASTE INDUSTRIES, INC.



Date:  June 3, 1995            /s/Peter S. Hathaway
                               Peter S. Hathaway
                               Chief Accounting Officer




































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Exhibits and Schedules

Exhibit

10.0 *Agreement and Plan of Merger among Allied Waste Industries, Inc., AWI Delaware, Inc., Container Corporation of Carolina and Brian O'Leary dated May 17, 1996.
_____________________________

* The Agreement omits certain exhibits and schedules as set forth in this Current Report. The Company will provide a copy of any omitted exhibits and schedules upon request of the Securities and Exchange Commission, subject to the Company's right to request confidential treatment of any requested exhibit or schedule.

               Brief Description of Omitted Exhibits and Schedules

Exhibit       1.4     Officers and Board of Directors of Surviving Company
Schedule 2.1 Shareholders of Container Corporation of Carolina and Conversion of Shares
Schedule 3.2 Equity, Partnership, Joint Venture Interests of Container Corporation of Carolina
Schedule      3.5     Contravention of Agreements
Schedule      3.7     Contingent and Other Liabilities
Schedule      3.8     Changes or Events Since March 31, 1996
Schedule      3.9     Government Approvals
Schedule      3.10    Actions Pending
Schedule      3.11    Title to Properties
Schedule      3.12    Leases
Schedule      3.13    Labor Matters
Schedule      3.14    Severance Arrangements
Schedule      3.15    Taxes
Schedule      3.16    Compliance with Law
Schedule      3.17    Employee Benefit Plans
Schedule      3.18    Environmental
Schedule      3.19    Material Contracts
Schedule      3.20    Operating Activities
Schedule      3.21    Interests of Affiliates
Schedule      3.23    Finder's Fee
Schedule      4.2     AWI Subsidiaries Wholly Owned by AWI
Schedule      4.3     Capitalization
Schedule      4.8     Absence of Certain Changes or Events
Schedule      4.12    Title to Properties
Schedule      4.19    Environmental Matters
Exhibit       6.9     Term Note
Exhibit       7.1(f)  Pending permits, approval and consents
Exhibit       7.1(g)  Approvals of private persons, financial
                      institutions or corporations
Exhibit       7.1(h)  Executive Employment Agreement
Exhibit       7.2(c)  Proposed Opinion of Porter & Hedges, L.L.P.
                      Opinion for Container Corporation of Carolina Merger
Exhibit 7.3(d) Proposed Opinion of Robinson, Bradshaw & Henson Opinion for Container Corporation of Carolina Merger
Exhibit       7.3(f)  Agreement by Affiliates
Schedule 7.3(g) Container Corporation of Carolina Adjusted Profit & Loss Statement 1995
Schedule 9.1 Container Corporation of Carolina Comparison of Current Assets/Liabilities
Schedule      10.10   Cash Surrender Value of Life Insurance